Exhibit 32
AVISTA CORPORATION
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CERTIFICATION OF CORPORATE OFFICERS
(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002)
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     Each of the undersigned, Scott L. Morris, Chairman of the Board and Chief Executive Officer of Avista Corporation (the “Company”), and Mark T. Thies, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 6, 2019

/s/ Scott L. Morris
Scott L. Morris
Chairman of the Board and Chief Executive Officer

/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer